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                                                                   Exhibit 10.50

        Agreement

by and between

               1.   Naxos Schmirgelwerk Mainkur GmbH
                    Gutleutstra(beta)e 175, 60327 Frankfurt,

represented by the manager with single
representative power Gunter Rothenberger,



                                       and

    2. A.A.A. Aktiengesellschaft Allgemeine Anlageverwaltung vorm. Seilwolff AG von 1890, Gutleutstra(beta)e 175, 60327 Frankfurt,

represented by the board member with
single representative power Gunter
Rothenberger,

as Civil Code Partnership under the name
Naxos-Union Grundstucksverwaltungs-
gesellschaft GbR,



          - hereinafter "Landlord" -

                                       and

                                  Equinix, Inc.
                             2450 Bayshore Parkway,
                                 Mountain View,
                                 CA 94043, USA,

a Delaware Company.



                            - hereinafter "Tenant" -

represented by Mr. Chris Birdsong by
notarized proxy dated April 19, 2002,
receipt of which is confirmed by the
Landlord.

The parties hereto agree as follows:

                                       1

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1.   Preamble

Landlord and Tenant are parties to a
     Lease for the property Orber
     Stra(beta)e 8, Frankfurt-Fechenheim
     (hereinafter "Property"), in the
     version of July 3, 2001.

1.1  The contract provides


a)   for a term of 20 years, ending
     August 7, 2020. The Tenant has not
     yet used the Property.

b)   the Tenant's obligation to
     reconstruct the roof of the
     building on the Property at an
     estimated expense of
     DM 2.700.000,00 plus ancillary
     costs,

c)   the Tenant's obligation to clean
     and paint the buildings structural
     steel on the Property,

d)   the Tenant's obligation to keep the
     Property in good order that
     comprises the obligation to heat
     the buildings sufficiently in
     winter to avoid water damage.

1.2  The Tenant has been granted an
     easement over the Property.

1.3  The Tenant's obligations to the
     Landlord are secured by a LC by The
     Chase Manhattan Bank, England,
     dated October 18, 2001 in the
     amount of EUR 1.073.271,10
     (DM 2.099.136,00) for the benefit of
     the Landlord.

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1.4  The Tenant has entered into a
     Supply of Electricity Agreement
     with Mainova AG and has made an
     advance payment of EUR 1.022.583,70
     plus VAT (DM 2.000.000,00 plus 16 %
     VAT, altogether DM 2.320.000,00) to
     Mainova for certain work to be
     performed by Mainova in this
     context.

1.5  Because of an Agreement between the
     Landlord (the Civil Code Company)
     and A.A.A. Aktiengesellschaft
     Allgemeine Anlageverwaltung vorm.
     Seilwolff AG von 1890 of June 20,
     2001, the Landlord shall suffer a
     damage of at least EUR 746.114,00
     by the early termination of the
     lease.

1.6  The damage that is caused to the
     Landlord by the early termination
     amounts to EUR 15 million - 30
     million.

2.   Following the negative development
     of the Tenant's industry and
     business, the Tenant has announced
     to the Landlord that it will have
     to cease its rental payments after
     the payment of the rent for May
     2002. The Tenant faces potential
     adverse financial consequences, in
     the alternative. For this reason,
     the Tenant has given termination
     notice to the Landlord, effective
     May 31, 2002.

     Furthermore, the Tenant has failed
     to perform his obligations pursuant
     to Sections 1.1 b) - d) above which
     has resulted in substantial rust
     and water damage in the Property.

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3.   Settlement

     In view of the premises the Parties
     agree to settle their dispute as
     follows:

3.1  The Landlord accepts the
     termination for cause of the Lease
     by the Tenant per May 31, 2002 on
     condition that the following
     payment- and other obligations of
     the Tenant are fully paid and
     performed.

3.2  The Tenant shall make the following
     payments to the Landlord:

a)   the May 2002 rent in the amount of
     EUR 148.754,12 as agreed.

b)   the payment of EUR 64.997,98 to
     Allgemeine Hypothekenbank
     Rheinboden AG, Frankfurt, by May
     31, 2002.

c)   an amount of EUR 250.000,00 (in
     addition to the payment pursuant to
     Sections 3.3 and 3.7) as damages
     for the failure to reconstruct the
     roofs of the buildings on the
     Property, by May 10, 2002.

d)   an amount of EUR 1.750.000,00 to
     compensate for the water and rust
     damage in the building as well as
     for other damage, that was caused
     by the Tenant's failure to paint
     the steel structure and heat the
     building as well as by the early
     termination of the Lease, by the
     10th of May, 2002.

3.3  The Tenant will not raise any
     objections against the Landlord's
     drawing of the Chase uc in the
     amount of EUR 1.073.271,10 and
     acknowledges the Landlord's right
     to do this.

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3.4  The Tenant gives its consent to
     cancel the easement in the land
     register of the Property. The
     Tenant will sign the required
     document to this effect and shall
     submit all required powers-of
     attorney/approvals to the land
     register by June 1, 2002.

3.5  The Tenant hereby assigns any and
     all rights for repayment of its
     advance payment made to Mainova AG
     to the Landlord as partial
     compensation for the damage
     suffered by the Landlord and will
     repeat such assignment in a
     separate document as per Appendix
     1.

     The Tenant does not enter into any
     obligation, however, that Mainova
     AG will pay anything or is obliged
     to pay anything but still use its
     best efforts to support the
     Landlord to pursue its payment
     claims. Any reasonable costs of the
     Tenant that arise in this context
     shall be compensated by Landlord.
     The Parties are aware that the
     matter may end up in German court.

     The above second paragraph has
     precedence over Section 3 of
     Appendix 1 hereto.

3.6  As partial compensation of the
     damage, the Landlord shall be
     entitled to purchase 1.150.000
     Equinix, Inc. shares that are
     traded at the stock exchange for
     US$11.500,00 (payable to Equinix,
     Inc.). Without additional payment,
     the Landlord can request delivery
     of 1.150.000 Equinix, Inc. shares
     which can be sold and traded at the
     stock exchange after the lapse of a
     one year holding period pursuant to
     US Securities Laws. The closing
     value of an Equinix, Inc. share on
     April 25, 2002 was US$ 0,63.

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     The Tenant agrees to issue to the
     Landlord share-warrants for
     1.150.000 (one million one
     hundred-fifty-thousand) warrant
     shares of Equinix, Inc. (the
     Tenant). The Parties agree to sign
     the separate warrant agreement that
     is attached hereto as Appendix 2,
     for this purpose.

3.7  The Parties agree that with the
     performance of the Tenant's
     obligations pursuant to Sec. 3.1 -
     3.6 hereof, as well as payment of
     the LC to the Landlord or its bank
     by Chase on or before June 10,
     2002, any and all obligations of
     the Tenant to the Landlord
     including any VAT obligation under
     and in connection with the Lease
     are finally settled and cancelled,
     no matter whether known or unknown
     and whether based on contract, tort
     or any other reason. This also
     applies for any Landlord's rights
     and claims against affiliates or
     banks of the Tenant in the same
     context.

3.8  With the signing hereof, the
     Landlord is entitled to rent out
     the Property for its own benefit
     and to otherwise freely use it.

3.9  This Agreement is entered into
     under the condition precedent that
     the supervisory board of A.A.A.
     Aktiengesellschaft Allgemeine
     Anlagenverwaltung vorm. Seilwolff
     AG von 1890 grants its consent by
     May 6, 2002, 4 p.m.

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4.   Sundry Provisions

4.1  The Parties agree to keep this
     Agreement confidential unless they
     are obliged by law or other
     contract to make it known to
     others.

4.2  This Agreement is subject to German
     law. Frankfurt/Main is place of
     venue.

4.3  In case of discrepancies between
     the English and German texts of
     this Agreement, the English version
     shall prevail.

Frankfurt, this 26th day of April 2002             Frankfurt, den 26. April 2002


       Landlord/Vermieter                                  Tenant/Mieter

  Naxos Schmirgelwerk Mainkur GmbH                         Equinix, Inc.


/s/Gunter Rothenberger                             /s/Chris Birdsong
--------------------------------------             -----------------------------
        Gunter Rothenberger                               Chris Birdsong


  A.A.A. Aktiengesellschaft Allgemeine
    Anlageverwaltung vorm. Seilwolff
              AG von 1890

/s/Gunter Rothenberger
----------------------------------------------
        Gunter Rothenberger



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                                   Appendix 1
                             Contract of Assignment

Between

Equinix, Inc. a company under the law of Delaware, 2450 Bayshore Parkway, Mountain View, CA 94043, USA, represented by Christopher L. Birdsong

(hereafter referred to as "Equinix")

and

Naxos-Union Estate Management Company GbR, comprising of

     1. Naxos Schmirgelwerk (Emery Works) Mainkur GmbH, Gutleutstra(beta)e 175, 60327 Frankfurt am Main, represented by their Manager Gunter Rothenberger.

     2. A.A.A. Aktiengesellschaft Allgemeine Anlageverwaltung (Public Limited Company General Management) formerly Seilwolff AG from 1890, Gutleutstra(beta)e 175, 60327 Frankfurt am Main represented by Herr Gunter Rothenberger und Mr Sven Rothenberger.

(hereafter referred to as "Naxos GbR")


1. Equinix has leased the property at Oberstra(beta)e 7 / Wachtersbacherstra(beta)e 83 in Frankfurt am Main from Naxos GbR with the Leasing Contract of 07.08.2000, the currently valid version is the 4th amendment from 03.07.2001. To cover the particularly high requirements for electricity for their business, Equinix has acquired the right to future provision of an increased amount of electricity (12 MVA) via an offer from Mainova AG of the
30.05.2000 and the Reservation Contract between Equinix and Mainova AG of 6.10./11.10./13/10/2000 . Equinix has paid a building cost allowance and a reservation fee of DM 2,320,000.00 according to payment requirements of Mainova AG of 20.10.2000.

2. Contrary to their original plans, Equinix is discontinuing its business in Germany. Equinix therefore no longer has interest in the increased provision of electricity to the property by Mainova AG.

Equinix hereby transfers all claims they had against Mainova AG, regardless of the reasons for the claims, to Naxos GbR. Naxos GbR will take on this transfer.

3. Equinix is hereby obliged to support Naxos GbR in any way required, which is required in order to enforce the transferred rights against Mainova AG.

Equinix [signature]                                  For Naxos GbR [signature]
         26 April 2002                               (Gunter Rothenberger)
                                                     As the sole authorised
                                                     represented Manager for the
                                                     only represented partner if
                                                     Naxos Scmirgelwerk Mainkur
                                                     GmbH